UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2017
PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Anderson Hill Road, Purchase, New York	10577
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 253-2000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
PepsiCo, Inc. (“PepsiCo”) held its 2017 Annual Meeting of Shareholders on May 3, 2017. For more information on the following proposals, see PepsiCo’s proxy statement for the 2017 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 17, 2017. Below are the final voting results.

(1) The following 14 persons were elected to serve as directors of PepsiCo:

Nominee	For	Against	Abstain	Broker Non-Votes
Shona L. Brown	1,001,389,745	22,429,966	1,875,430	228,411,385
George W. Buckley	996,968,980	25,998,113	2,728,048	228,411,385
Cesar Conde	1,018,239,944	5,265,900	2,189,297	228,411,385
Ian M. Cook	1,019,349,920	3,621,075	2,724,146	228,411,385
Dina Dublon	1,018,848,476	4,230,658	2,616,007	228,411,385
Rona A. Fairhead	1,003,133,963	20,503,572	2,057,606	228,411,385
Richard W. Fisher	1,019,488,161	4,068,121	2,138,859	228,411,385
William R. Johnson	1,019,561,130	4,027,537	2,106,474	228,411,385
Indra K. Nooyi	971,165,778	46,782,478	7,746,885	228,411,385
David C. Page, MD	1,004,271,249	19,310,296	2,113,596	228,411,385
Robert C. Pohlad	1,018,365,892	5,183,982	2,145,267	228,411,385
Daniel Vasella, MD	973,849,811	45,158,449	6,686,881	228,411,385
Darren Walker	1,018,243,814	5,222,724	2,228,603	228,411,385
Alberto Weisser	1,018,476,767	4,543,700	2,674,674	228,411,385

(2) The shareholders ratified the appointment of KPMG LLP as the independent registered public accounting firm for PepsiCo for fiscal year 2017:

For	1,223,809,302
Against	27,184,519
Abstain	3,112,705

(3) The shareholders approved, on an advisory basis, PepsiCo’s executive compensation:

For	955,983,618
Against	60,373,167
Abstain	9,338,356
Broker Non-Votes	228,411,385

(4) The shareholders approved, on an advisory basis, the holding of an advisory vote on the compensation of PepsiCo’s named executive officers every year:

One Year	923,561,271
Two Years	5,994,133
Three Years	90,386,780
Abstain	5,752,957
Broker Non-Votes	228,411,385
In light of the voting results on this advisory vote, and consistent with its recommendation to shareholders, PepsiCo’s Board of Directors has decided that PepsiCo will hold an advisory vote on the compensation of PepsiCo’s named executive officers every year.

(5) The shareholder proposal regarding a report on pesticide pollution was defeated:

For	87,982,531
Against	872,776,563
Abstain	64,936,047
Broker Non-Votes	228,411,385

(6) The shareholder proposal regarding the implementation of the Holy Land Principles was defeated:

For	29,376,403
Against	919,843,966
Abstain	76,474,772
Broker Non-Votes	228,411,385

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

Date: May 5, 2017	By:	/s/ Cynthia Nastanski
Name: Cynthia Nastanski
Title: Senior Vice President, Corporate Law and Deputy Corporate Secretary